THE ALGER FUNDS

Alger Health Sciences Fund

Supplement dated January 28, 2011 to the
Prospectus dated March 1, 2010,
As Revised December 29, 2010, As Supplemented to Date

The following replaces the entry for Alger Health Sciences Fund under the heading "Management" on page 37 of the Prospectus:

Investment Manager:

Fred Alger Management, Inc.

Portfolio Managers:

Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since October 2005	David Farhadi, M.D. Vice President and Senior Analyst Since July 2008	Maria Liotta Senior Vice President Senior Analyst Co-Portfolio Manager Since November 2010

The following replaces the entry for Alger Health Sciences Fund in the chart under the heading "Portfolio Managers Primarily Responsible for Day-to-Day Management of Portfolio Investments" on page 63 of the Prospectus:

Fund	Portfolio Manager(s)	Since
Alger Health Sciences Fund	Dan C. Chung, CFA David Farhadi, M.D. Maria Liotta	October 2005 July 2008 November 2010

In addition, the description regarding Ms. Ott is deleted from the descriptions of portfolio managers on page 64 of the Prospectus. Ms. Ott is no longer employed by Fred Alger Management, Inc.

S-MPAD 12811

THE ALGER FUNDS

Supplement dated January 28, 2011 to the
Statement of Additional Information dated December 21, 2010,
As Supplemented To Date

The line item regarding other accounts managed by Roseanne Ott is deleted from the table under "Other Accounts Managed by Portfolio Managers" on page 42 of the Statement of Additional Information. The line item regarding Ms. Ott's ownership of Alger Health Sciences Fund's shares is deleted from the table under "Securities Owned by Portfolio Managers" on page 42 of the Statement of Additional Information. Ms. Ott is no longer employed by Fred Alger Management, Inc.

S-SSAI 12811